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                            FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549






                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934




               Date of Report: September 22, 1998
               Date of earliest event reported: September 3, 1998



                 THE MAY DEPARTMENT STORES COMPANY
     (Exact name of Registrant as specified in its charter)

   Delaware                   I-79               43-1104396
(State or other           (Commission         (IRS Employer
jurisdiction of           File Number)        Identification No.)
incorporation)



  611 Olive Street, St. Louis, Missouri               63101
(Address of principal executive offices)           (Zip code)



       Registrant's telephone number, including area code:
                          (314) 342-6300






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Item 7.   Financial Statements and Exhibits.

(c)  Exhibits.  The following documents are filed as Exhibits.

                                                     Sequential
                                                     Numbering
                                                     System
Exhibit No.    Exhibit                               Page Number

     99.1      Press Release dated September 3, 1998        5








































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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              THE MAY DEPARTMENT STORES COMPANY



Dated:  September 22, 1998     By:  /s/ Richard A. Brickson
                                   Richard A. Brickson
                                   Secretary and Senior Counsel


































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                        INDEX TO EXHIBITS



                                                     Sequential
                                                     Numbering
                                                     System
Exhibit No.    Exhibit                               Page Number

     99.1      Press Release dated September 3, 1998        5









































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                        EXHIBIT NO. 99.1

THE MAY DEPARTMENT STORES COMPANY REPORTS AUGUST SALES OF $927.2
MILLION

     ST. LOUIS, September 3, 1998 -- The May Department Stores Company [NYSE: MAY] today reported preliminary sales for the four-week period ended August 29, 1998 of $927.2 million, substantially the same as the similar 1997 period. August sales were decreased by Labor Day falling one week later than in the prior year, delaying Labor Day sales events as well as some school openings. September sales will benefit from this calendar shift.

     Sales for the first seven months of fiscal 1998 were $6.48 billion, up 5.1% over $6.16 billion during the first seven months of fiscal 1997.

     Sales were as follows:

                    AUGUST AND YEAR-TO-DATE SALES (Millions)
                 Fiscal    Fiscal    Percent   Store-for-Store*
                 1998      1997      Increase  Increase/(Decrease)
August         $  927.2   $  927.6      0.0%         (0.7)%
Year-to-date   $6,477.2   $6,162.1      5.1%          3.6 %

* Store-for-store sales represent sales of those stores open during both years.

     Sales have been restated to exclude the sales of stores that have been closed and not replaced. Year-to-date revenues, including sales of nonreplaced closed stores and finance charge revenue, were $6.66 billion in 1998 and $6.38 billion in 1997.

     May plans to open 29 new stores in 1998. Ten of these are former Mercantile stores to be purchased from Dillard's. Famous-Barr will operate nine of these stores and Foley's one. An 11th store will open in 1999 operated by Lord & Taylor. The other 19 stores are: 10 Lord & Taylor stores; three Hecht's stores; one Foley's store; one Robinsons-May store; two Kaufmann's stores; and two Filene's stores. Year-to-date, May has opened two of its 1998 new stores: a Lord & Taylor store and a Filene's store, both at Palisades Center in West Nyack, N.Y.

     The May Department Stores Company operates 370 department stores in 30 states and the District of Columbia. By Mid-November, May will operate close to 400 stores in 32 states and the District of Columbia. # # #


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